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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2006


                                 Belden CDT Inc.
                               -----------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                     001-12561               36-3601505
        --------------                 -----------             ------------
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)



                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
                    -----------------------------------------
              (Registrant's telephone number, including area code)



                                       n/a
                    -----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS



Item 1.01 Entry Into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES



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         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Christopher I. Byrnes has notified Belden CDT Inc. (the "Company") that he plans to resign from the Board of Directors of the Company when his current term expires on May 24, 2006, the date of the Company's 2006 Annual Meeting. In connection with his resignation, Mr. Byrnes will receive (i) monthly payments of $2,500 for the period of June 2006 through May 2007 and (ii) a grant of 2,500 vested shares of Belden CDT stock under the Cable Design Technology Corporation 2001 Long-Term Performance Incentive Plan.

         ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Christopher I. Byrnes has notified Belden CDT Inc. (the "Company") that he plans to resign from the Board of Directors of the Company when his current term expires on May 24, 2006, the date of the Company's 2006 Annual Meeting.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       BELDEN CDT INC.


Date:  March 31, 2006                         By: /s/Kevin L. Bloomfield
                                                  ------------------------------
                                                        Kevin L. Bloomfield







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